                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  OmniSky Corporation         CASE NO.                    01-33125 (DM)
                                                                -------------
                                    CHAPTER 11
                                    MONTHLY OPERATING REPORT
                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED: Mar-02          PETITION DATE:              12/10/01
                     ------                                    --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in    $1
                             ---

                                                END OF CURRENT    END OF PRIOR     AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                 MONTH           MONTH             FILING
                                                --------------     -----------     --------------
      a.  Current Assets                         $11,966,288       $12,208,065
                                                ------------       -----------
      b.  Total Assets                           $61,456,914 (1)   $63,701,882      $23,189,381 (1)
                                                ------------       -----------      -----------
      c.  Current Liabilities                    $   919,965       $ 1,235,921
                                                ------------       -----------
      d.  Total Liabilities                      $ 8,107,772 (2)   $ 8,336,652      $42,832,634 (2)
                                                ------------       -----------      -----------

3.    STATEMENT OF CASH RECEIPTS &                                                   CUMULATIVE
      DISBURSEMENTS FOR MONTH                   CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                -----------        -----------       ----------
      a.  Total Receipts                        $   116,863        $ 4,157,491       $4,274,354
                                                -----------        -----------       ----------
      b.  Total Disbursements                   $   962,713        $ 3,841,742       $4,804,455
                                                -----------        -----------       ----------
      c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)              ($845,850)       $   315,749        ($530,101)
                                                -----------        -----------       ----------
      d.  Cash Balance Beginning of Period      $10,040,038        $10,651,602       $9,724,289
                                                -----------        -----------       ----------
      e.  Cash Balance End of Period (c + d)    $ 9,194,188        $10,040,038       $9,194,188
                                                -----------        -----------       ----------


                                                                                   CUMULATIVE
                                               CURRENT MONTH       PRIOR MONTH    (CASE TO DATE)
                                               ------------        -----------    -------------
4.    PROFIT/(LOSS) FROM THE
      STATEMENT OF OPERATIONS                   ($2,034,669)         ($434,396)     ($2,469,065)
                                               ------------        -----------    -------------
5.    ACCOUNT RECEIVABLES (PRE AND
      POST PETITION)                            $   131,056         $  231,056
                                               ------------         ----------
6.    POST-PETITION LIABILITIES                 $   919,965         $1,235,921
                                               ------------         ----------
7.    PAST DUE POST-PETITION ACCOUNT
      PAYABLES (OVER 30 DAYS)                   $         0         $        0
                                               ------------         ----------

AT THE END OF THIS REPORTING MONTH:                             YES                 NO
                                                                ---                 --
8.    Have any payments been made on pre-petition debt,
      other than payments in the normal  course to                                   X
      secured creditors or lessors? (if yes, attach        -------------        -----------
      listing including date of payment, amount of
      payment and name of payee)


9.    Have any payments been made to professionals?
      (if yes, attach listing including date of                  X
      payment, amount of payment and name of payee)        -------------        -----------


10.   If the answer is yes to 8 or 9, were all
      such payments approved by the court?                       X
                                                           -------------        ------------

11.   Have any payments been made to officers,
      insiders, shareholders, relatives?  (if yes,               X
      attach listing including date of payment,            -------------        ------------
      amount and reason for payment, and name of payee)


12.   Is the estate insured for replacement cost of
      assets and for general liability?                          X
                                                           -------------        ------------
13.   Are a plan and disclosure statement on file?                                    X
                                                           -------------        ------------
14.   Was there any post-petition borrowing
      during this reporting period?                                                  X
                                                           -------------        ------------

15.   Check if paid: Post-petition taxes                         X ;
                                                           -------------
      U.S. Trustee Quarterly Fees                                X ;
                                                           -------------
      Check if filing is current for:
      Post-petition tax reporting and tax returns:               X .
                                                           -------------


      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:         4/19/02                            /s/ Michael Malesardi
        -----------------------            ------------------------------------
                                                 Responsible Individual

-------------------------------------------------------------------------------
(1) The significant difference in total assets between the petition date and the end of the current month is primarily due to $46.6 million of investments in subsidiaries not expected to result in cash to the estate that as a result was not reported on the Statements and Schedules filed with the Bankruptcy Court. In addition, approximately $2.7 million in net intercompany receivables/payables was not reported for the same reason.

(2) Debtor does not maintain certain contingent liabilities on its books that were reported on the Statement and Schedules filed with the Bankruptcy Court. Therefore, the significant difference in total liabilities between the petition date and the end of the current month is primarily attributed to $29.4 million of contingent liabilities due to News Corporation Limited and $2.8 million contingently due to the Debtor's employees under change of control contracts that were presented in the Statements and Schedules but which are excluded herein.
-------------------------------------------------------------------------------

                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                               For the Month Ended 03/31/02
                                                   ------------

              CURRENT MONTH
------------------------------------------                                                         CUMULATIVE         NEXT MONTH
ACTUAL            FORECAST      VARIANCE                                                         (CASE TO DATE)       FORECAST

                                                      REVENUES:
          $0       N/A (1)       N/A (1)     1   Gross Sales                                          $3,006,981         N/A (1)
-------------   ------------  ------------                                                       ---------------    -----------
      $8,013                                 2   less: Sales Returns & Allowances                       $20,092
-------------   ------------  ------------                                                       ---------------    -----------
     ($8,013)                                3   Net Sales                                           $2,986,889
-------------   ------------  ------------                                                       ---------------    -----------
      $6,980                                 4   less: Cost of Goods Sold    (Schedule 'B')          $3,054,930
-------------   ------------  ------------                                                       ---------------    -----------
    ($14,993)                                5   Gross Profit                                          ($68,041)
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                 6   Interest                                                  $300
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                 7   Other Income:                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                             8
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                             9
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
    ($14,993)                               10       TOTAL REVENUES                                    ($67,741)
-------------   ------------  ------------                                                       ---------------    -----------
                                               EXPENSES:
     $41,667                                11   Compensation to Owner(s)/Officer(s)                   $274,584
-------------   ------------  ------------                                                       ---------------    -----------
     $30,955                                12   Salaries                                              $691,764
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                13   Commissions                                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                14   Contract Labor                                              $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Rent/Lease:
          $0                                15       Personal Property                                   $6,148
-------------   ------------  ------------                                                       ---------------    -----------
      $1,627                                16       Real Property                                     $511,624
-------------   ------------  ------------                                                       ---------------    -----------
     $27,939                                17   Insurance                                             $102,745
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                18   Management Fees                                             $0
-------------   ------------  ------------                                                       ---------------    -----------
        $707                                19   Depreciation                                        $1,963,131
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Taxes:
          $0                                20       Employer Payroll Taxes                                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                21       Real Property Taxes                                     $0
-------------   ------------  ------------                                                       ---------------    -----------
        $300                                22       Other Taxes                                         $9,916
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                23   Other Selling                                          $87,904
-------------   ------------  ------------                                                       ---------------    -----------
     $28,165                                24   Other Administrative                                  $262,704
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                25   Interest                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                26   Other Expenses:                                             $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
      $4,854                                27      Vacation                                            $56,287
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0                                28      Hardware & Software Maintenance Fees                $26,464
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
      $9,081                                29      Benefits and Payroll Processing Cost               $142,500
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
     $25,000                                30      PWC International Tax Services                      $75,000
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0                                31      Israel Engineering Charges                       $1,766,941
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0                                        Adjustment to Bad Debt Reserves                   ($100,000)
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                            33
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                            34
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
    $170,295                                35       TOTAL EXPENSES                                  $5,877,712
-------------   ------------  ------------                                                       ---------------    -----------
   ($185,288)                               36 SUBTOTAL                                             ($5,945,453)
-------------   ------------  ------------                                                       ---------------    -----------
                                               REORGANIZATION ITEMS:
    $175,918                                37   Professional Fees                                     $764,150
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                38   Provisions for Rejected Executory Contracts                 $0
-------------   ------------  ------------                                                       ---------------    -----------
    ($10,811)                               39   Interest Earned on Accumulated Cash from              ($24,927)
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Resulting Chp 11 Case (3)
  $1,680,523                                40   (Gain) or Loss from Sale of Equipment (2)             $739,487
-------------   ------------  ------------                                                       ---------------    -----------
      $3,750                                41   U.S. Trustee Quarterly Fees                            $12,750
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                42   Wind-Up of Business Expenses (2)                    $2,780,837
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
  $1,849,381                                43        TOTAL REORGANIZATION ITEMS                     $4,272,298
-------------   ------------  ------------                                                       ---------------    -----------
 ($2,034,669)                               44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($10,217,751)
-------------   ------------  ------------                                                       ---------------    -----------
          $0                                45   Federal & State Income Taxes                                $0
-------------   ------------  ------------                                                       ---------------    -----------
 ($2,034,669)                               46 NET PROFIT (LOSS)                                   ($10,217,751)
=============   ============  ============                                                       ===============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

-------------------------------------------------------------------------------
(1) No forecast operating results have been or will be supplied to the bankruptcy court. The Debtor has sold, with the approval of the bankruptcy court, its primary assets and operations with an effective date of January 22, 2002.

(2) In conjunction with its asset sale to EarthLink, the Debtor has taken non-cash charges to adjust the book value of certain assets that were neither assumed in the transaction nor are deemed to provide any cash recovery to the Debtor's estate. For period ending 03/31/02, the sale of equipment charges reflects the write-off of the Debtor's fixed assets transferred to two auction houses for liquidation as approved by the court. The Debtor has accrued a receivable of $200,000 to reflect the anticipated cash recovery for the auction of its fixed assets.

(3) Formulas in this document reflect gains in reorganization items as a negative value.
------------------------------------------------------------------------------


                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                               FOR THE MONTH ENDED 03/31/02
                                                   --------

     ASSETS
                                                                                FROM SCHEDULES          BOOK VALUE
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                H                        $7,633,561
                                                                                                        -------------------
 2             Cash and cash equivalents - restricted                                  H                        $1,560,627
                                                                                                        -------------------
 3             Accounts receivable (net)                                               A                          $131,056
                                                                                                        -------------------
 4             Inventory                                                               B                        $1,246,600
                                                                                                        -------------------
 5             Prepaid expenses                                                                                   $335,017
                                                                                                        -------------------
 6             Professional retainers                                                                             $480,279
                                                                                                        -------------------
 7             Other:  Net Receivable from Earthlink                                                              $326,169
                       ------------------------------------------------------                           -------------------
 8                     Deposits                                                                                       $500
               --------------------------------------------------------------                           -------------------
                       Other Receivables                                                                          $252,479
                       ------------------------------------------------------                           -------------------
 9                     TOTAL CURRENT ASSETS                                                                    $11,966,288
                                                                                                        -------------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)
10             Real property                                                           C                                $0
                                                                                                        -------------------
11             Computers                                                               D                                $0
                                                                                                        -------------------
12             Furniture and fixtures                                                  D                                $0
                                                                                                        -------------------
13             Office equipment                                                        D                                $0
                                                                                                        -------------------
14             Software                                                                D                                $0
                                                                                                        -------------------
15             Vehicles                                                                D                           $19,080
                                                                                                        -------------------
16             Other:                                                                  D                                $0
                       ------------------------------------------------------                           -------------------
17                                                                                     D                                $0
               --------------------------------------------------------------                           -------------------
18                                                                                     D                                $0
               --------------------------------------------------------------                           -------------------
19                                                                                     D                                $0
               --------------------------------------------------------------                           -------------------
20                                                                                     D                                $0
               --------------------------------------------------------------                           -------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                $19,080
                                                                                                        -------------------
          OTHER ASSETS
22             Loans to shareholders (1)                                                                           $88,800
                                                                                                        -------------------
23             Loans to affiliates, net of amounts payable to affiliates                                        $2,769,346
                                                                                                        -------------------
24             Investment in subsidiaries                                                                      $46,613,400
               --------------------------------------------------------------                           -------------------
25
               --------------------------------------------------------------                           -------------------
26
               --------------------------------------------------------------                           -------------------
27
               --------------------------------------------------------------                           -------------------
28                     TOTAL OTHER ASSETS                                                                      $49,471,546
                                                                                                        -------------------
29                     TOTAL ASSETS                                                                            $61,456,914
                                                                                                        ===================

NOTE:

      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

     --------------------------------------------------------------------------
      The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time. (1) The Debtor has reclassed $ 88,800 of loans to shareholders from the equity section in the current month.
     -------------------------------------------------------------------------

                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION
               CURRENT LIABILITIES
30                     Salaries and wages                                                                            $0
                                                                                                      ------------------
31                     Payroll taxes                                                                                 $0
                                                                                                      ------------------
32                     Real and personal property taxes                                                              $0
                                                                                                      ------------------
33                     Income taxes                                                                                  $0
                                                                                                      ------------------
34                     Sales taxes                                                                              $39,510
                                                                                                      ------------------
35                     Notes payable (short term)                                                                    $0
                                                                                                      ------------------
36                     Accounts payable (trade)                                        A                       $176,966
                                                                                                      ------------------
37                     Real property lease arrearage                                                                 $0
                                                                                                      ------------------
38                     Personal property lease arrearage                                                             $0
                                                                                                      ------------------
39                     Accrued professional fees                                                               $651,199
                                                                                                      ------------------
40                     Current portion of long-term post-petition debt                                               $0
                        (due within 12 months)                                                        ------------------
41                     Other:     Deferred revenue                                                              $33,333
                                  -------------------------------------------                         ------------------
42                                Vacation                                                                      $16,457
                       ------------------------------------------------------                         ------------------
43                                Other                                                                          $2,500
                       ------------------------------------------------------                         ------------------
44                     TOTAL CURRENT LIABILITIES                                                               $919,965
                                                                                                      ------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                  $0
                                                                                                      ------------------
46                     TOTAL POST-PETITION LIABILITIES                                                         $919,965
                                                                                                      ------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                     Secured claims                                                  F                             $0
                                                                                                      ------------------
48                     Priority unsecured claims                                       F                        $92,831
                                                                                                      ------------------
49                     General unsecured claims                                        F                     $7,094,976
                                                                                                      ------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                        $7,187,807
                                                                                                      ------------------
51                     TOTAL LIABILITIES                                                                     $8,107,772
                                                                                                      ------------------
     EQUITY (DEFICIT)
52             Retained Earnings/(Deficit) at time of filing                                              ($213,484,902)
                                                                                                      ------------------
53             Capital Stock                                                                                    $72,941
                                                                                                      ------------------
54             Additional paid-in capital                                                                  $277,284,500
                                                                                                      ------------------
55             Cumulative profit/(loss) since filing of case                                               ($10,217,751)
                                                                                                      ------------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                                      ------------------
57
                       ------------------------------------------------------                         ------------------
58             Equity adjustment for pre-petition liabilities due to                                          ($305,646)
                Chapter 11 filing                                                                     ------------------
59                     TOTAL EQUITY (DEFICIT)                                                               $53,349,142
                                                                                                      ------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                 $61,456,914
                                                                                                      ==================

                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                  ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                               [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
     0 -30 Days                                       $21,145                   $176,966
                                               ---------------               -----------
     31-60 Days                                       $35,413
                                               ---------------               -----------
     61-90 Days                                       $46,644                                           $0
                                               ---------------               ------------          --------------
     91+ Days                                        $826,480
                                               ---------------               ------------
     Total accounts receivable/payable               $929,682                    $176,966
                                               ---------------               ============
     Allowance for doubtful accounts                 $798,626
                                               ---------------
     Accounts receivable (net)                       $131,056
                                               ===============


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                              COST OF GOODS SOLD
----------------------------------                                              ------------------
                                         INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH
                                         ---------------
                                                                                INVENTORY BEGINNING OF MONTH            $1,246,600
                                                                                                                        ----------
                                                                               Add -
     Retail/Restaurants -                                                      Net purchase
                                                                                                                        ----------
       Product for resale                                                      Direct labor
                                        -----------------                                                               ----------
                                                                               Manufacturing overhead
                                                                                                                        ----------
     Distribution -                                                            Freight in
                                                                                                                        ----------
       Products for resale                                                     Other:
                                        -----------------                                                               ----------
                                                                               Cost of goods sold - equipment               $2,431
                                                                             ----------------------------------         ----------
     Manufacturer -                                                            Cost of goods sold - service                 $4,549
                                                                             ----------------------------------         ----------
       Raw Materials                          $9,236,921                       Cost of goods sold - content                     $0
                                        -----------------                    ----------------------------------         ----------
       Work-in-progress                               $0                      Less -
                                        -----------------
       Finished goods                         $1,992,838                       Inventory End of Month                   $1,246,600
                                        -----------------                                                               ----------
                                                                               Shrinkage
                                                                                                                        ----------
     Other - Explain                         ($9,983,159)                      Personal Use
                                        -----------------                                                               ----------
     Inventory reserve
     -----------------------
                                                                             Cost of Goods Sold                             $6,980
     -----------------------                                                                                            ==========
         TOTAL                                $1,246,600
                                        =================

     METHOD OF INVENTORY CONTROL                                              INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  (1)                 Indicate by a checkmark method of inventory used.
                 Yes   X       No
                     ------       -------
     How often do you take a complete physical inventory?   (1)                 Valuation methods -
                                                                                    FIFO cost                     X
                                                                                                                 ---
       Weekly                                                                       LIFO cost
                           -------                                                                               ---
       Monthly                                                                      Lower of cost or market       X
                           -------                                                                               ---
       Quarterly                                                                    Retail method
                           -------                                                                               ---
       Semi-annually                                                                Other
                           -------                                                                               ---
       Annually                                                                     Explain
                           -------                                                                               ---

Date of last physical inventory was          (1)
                                         ---------------                        -------------------------------------------------

                                                                                -------------------------------------------------
Date of next physical inventory is            (1)
                                         ---------------                        -------------------------------------------------


------------------------------------------------------------------------------
(1) Inventory is maintained by a third-party-provider, BrightPoint, who performs periodic cycle counts on the Debtor's inventory.
------------------------------------------------------------------------------

                                                                  Revised 1/1/98

                           SCHEDULE C
                         REAL PROPERTY

Description                                                                             COST                   MARKET VALUE
                                                                                        ----                   ------------
       None                                                                                       $0                           $0
       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS

Description                                                                             COST                    BOOK VALUE
Computers -
       Network and office computers                                                               $0                           $0
       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Furniture & Fixtures -
       Workstations, cubicles, chairs, tables, etc.                                               $0                           $0
       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Office Equipment -
       Telephone system, printers, projectors, etc.                                               $0                           $0
       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Software -
       Prepaid Licenses & Support for Internal Use Software                                       $0                           $0
       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Vehicles -
       2001 Chrysler PT Cruiser - Limited Edition                                            $25,440                      $19,080
       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                 $25,440                      $19,080
                                                                                 ====================    =========================

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                    0-30 DAYS        31-60 DAYS         61-90 DAYS      91+ DAYS           TOTAL
                                                 ---------        ----------         ----------      --------           -----
FEDERAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employee                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employer                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (FUTA)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL FEDERAL TAXES                                     $0                $0                $0            $0                $0
                                                -----------      ------------      ------------     ---------       -----------
STATE AND LOCAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (UT)                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Disability Insurance (DI)                                                                                           $0
                                                -----------      ------------      ------------     ---------       -----------
        Empl. Training Tax (ETT)                                                                                            $0
                                                -----------      ------------      ------------     ---------       -----------
        Sales                                           $0           $39,509                                           $39,509
                                                -----------      ------------      ------------     ---------       -----------
        Excise                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Real property                                                                                                       $0
                                                -----------      ------------      ------------     ---------       -----------
        Personal property                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL STATE & LOCAL TAXES                               $0           $39,509                $0            $0           $39,509
                                                -----------      ------------      ------------     ---------       -----------
TOTAL TAXES                                             $0           $39,509                $0            $0           $39,509
                                                ===========      ============      ============     =========       ===========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                    CLAIMED            ALLOWED
-------------------------------------------                    AMOUNT (2)         AMOUNT (3)
                                                              ----------         ----------
        Secured claims  (1)                                            $0              $0
                                                              ------------       ---------
        Priority claims other than taxes                        $3,479,078          $8,630
                                                              ------------       ---------
        Priority tax claims                                           $0           $84,201
                                                              ------------       ---------
        General unsecured claims                              $39,353,556       $7,094,976
                                                              -----------       ----------

(1)   The Debtor does not have any secured liabilities.

(2) The above amount represents the total amount of claims filed in the Debtor's Schedule of Assets and Liabilities (SoAL).

(3) The total represents the Debtor's balances recorded in accordance with GAAP as of Mar 31, 2002. This amount does not included any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by Creditors. The primary difference between the claimed & allowed amount reported herein is the potential News Corporation Limited claim of approximately $29.4 million and Management's change of control claim of approximately $2.8 million.



                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                           ACCOUNT 1           ACCOUNT 2         ACCOUNT 3        ACCOUNT 4         ACCOUNT 5          ACCOUNT 6
                           ---------           ---------         ---------        ---------         ---------          ---------
Bank                     Silicon Valley     Silicon Valley    Silicon Valley    Silicon Valley   Wells Fargo       American Express
                        -----------------  -----------------  ----------------  --------------   ----------------  ---------------
Account Type            Chapter 11 - DIP      Investment         Restricted           CD          Merchant Bank     Merchant Bank
                        -----------------  -----------------  ----------------  --------------   ----------------  --------------
Account No.                3300271245         3300271245         3300346325       8800050262
                        -----------------  -----------------  ----------------  --------------   ----------------  --------------
Account Purpose         General Banking     General Banking   General Banking        (a)               (b)              (c)
                        -----------------  -----------------  ----------------  --------------   ----------------  --------------
Balance, End of Month      ($88,869)          $7,722,430          $136,372         $22,000          $932,890         $469,365
                        -----------------  -----------------  ----------------  --------------   ----------------  --------------
Total Funds on Hand
  for all Accounts        $9,194,188
                        ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

-------------------------------------------------------------------------------
(a) Restricted cash - Certificate of Deposit for the California State Board of Equalization.

(b) This is a reserve account established by Wells Fargo Bank, which is held in a certificate of deposit in the Debtor's name. Funds are held by Wells Fargo as security for the Debtor's chargeback liability.

(c) This is a reserve account established by American Express, which is held in a certificate of deposit in the Debtor's name. Funds are held by American Express as security for the Debtor's chargeback liability.
------------------------------------------------------------------------------

                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              --------------

                                                                                                Actual               Cumulative
                                                                                            Current Month          (Case to Date)
                                                                                            -------------          --------------
     CASH RECEIPTS
1      Rent/Leases Collected                                                                           $0                     $0
                                                                                            --------------         --------------
2      Cash Received from Sales                                                                  $106,052             $1,672,039
                                                                                            --------------         --------------
3      Interest Received                                                                          $10,811                $24,927
                                                                                            --------------         --------------
4      Borrowings                                                                                      $0                     $0
                                                                                            --------------         --------------
5      Funds from Shareholders, Partners, or Other Insiders                                            $0                     $0
                                                                                            --------------         --------------
6      Capital Contributions                                                                           $0                     $0
                                                                                            --------------         --------------
7      Other:  Net Proceeds from Earthlink for Asset Purchase & Transition Services                    $0             $2,577,388
       ----------------------------------------------------------------------------          -------------         --------------
8
       ---------------------------------------------------------------------                --------------         --------------
9
       ---------------------------------------------------------------------                --------------         --------------
10
       ---------------------------------------------------------------------                --------------         --------------
11
       ---------------------------------------------------------------------                --------------         --------------
12                                                                                               $116,863             $4,274,354
                                                                                            --------------         --------------
     CASH DISBURSEMENTS
13     Payments for Inventory                                                                          $0                     $0
                                                                                            --------------         --------------
14     Selling                                                                                    $17,239                $79,461
                                                                                            --------------         --------------
15     Administrative                                                                             $79,493               $288,848
                                                                                            --------------         --------------
16     Capital Expenditures                                                                            $0                     $0
                                                                                            --------------         --------------
17     Principal Payments on Debt                                                                      $0                     $0
                                                                                            --------------         --------------
18     Interest Paid                                                                                   $0                     $0
                                                                                            --------------         --------------
       Rent/Lease:
19             Personal Property                                                                       $0                 $4,512
                                                                                            --------------         --------------
20             Real Property                                                                      $17,307               $142,574
                                                                                            --------------         --------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries                                                                           $41,667               $209,377
                                                                                            --------------         --------------
22             Draws                                                                                   $0                     $0
                                                                                            --------------         --------------
23             Commissions/Royalties                                                                   $0                     $0
                                                                                            --------------         --------------
24             Expense Reimbursements                                                              $3,452                $30,044
                                                                                            --------------         --------------
25             Other                                                                                   $0                     $0
                                                                                            --------------         --------------
26     Salaries/Commissions (less employee withholding)                                           $38,610               $626,025
                                                                                            --------------         --------------
27     Management Fees                                                                                 $0                     $0
                                                                                            --------------         --------------
       Taxes:
28             Employee Withholding                                                                    $0                     $0
                                                                                            --------------         --------------
29             Employer Payroll Taxes                                                                  $0                     $0
                                                                                            --------------         --------------
30             Real Property Taxes                                                                     $0                     $0
                                                                                            --------------         --------------
31             Other Taxes                                                                           $300                 $4,673
                                                                                            --------------         --------------
32     Other Cash Outflows:
                                                                                            --------------         --------------
33             Bank Fees                                                                              $75                   $376
               -------------------------------------------------------------                --------------         --------------
34             Customer Chargebacks on Credit Card Transactions                                   $45,714               $129,745
               -------------------------------------------------------------                --------------         --------------
35             Payments for Cost of Providing Services                                           $453,755             $1,094,604
               -------------------------------------------------------------                --------------         --------------
36             Payments for Professional Services in Connection with Chp 11 Case                  $12,211                $53,151
               -------------------------------------------------------------                --------------         --------------
37             Payments to U.S. Trustee                                                            $1,000                 $2,000
               -------------------------------------------------------------                --------------         --------------
               Payments to OmniSky Israel for work done on behalf of OmniSky US                        $0                $80,000
               -------------------------------------------------------------                --------------         --------------
               Payments for Approved Executory Contract Cure Amounts                                   $0             $1,779,339
               -------------------------------------------------------------                --------------         --------------
               Payments to Outside Engineering Consultants                                         $1,890                $29,726
               -------------------------------------------------------------                --------------         --------------
               Nomad IQ Legal Services Retainer                                                  $250,000               $250,000
               -------------------------------------------------------------                --------------         --------------

                                                                                            --------------         --------------
38             TOTAL CASH DISBURSEMENTS:                                                         $962,713             $4,804,455
                                                                                            --------------         --------------
39   NET INCREASE (DECREASE) IN CASH                                                            ($845,850)             ($530,101)
                                                                                            --------------         --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                        $10,040,038             $9,724,289
                                                                                            --------------         --------------
41   CASH BALANCE, END OF PERIOD                                                               $9,194,188             $9,194,188
                                                                                            ==============         ==============

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              -------------

                                                                                                        ACTUAL        CUMULATIVE
                                                                                                    CURRENT MONTH    (CASE TO DATE)
            CASH FLOWS FROM OPERATING ACTIVITIES

1           Cash Received from Sales                                                                     $106,052      $1,672,039
                                                                                                    --------------   -------------
2           Rent/Leases Collected                                                                              $0              $0
                                                                                                    --------------   -------------
3           Interest Received                                                                                  $0              $0
                                                                                                    --------------   -------------
4           Cash Paid to Suppliers                                                                       $453,755      $1,094,603
                                                                                                    --------------   -------------
5           Cash Paid for Selling Expenses                                                                $17,239         $79,461
                                                                                                    --------------   -------------
6           Cash Paid for Administrative Expenses                                                         $79,493        $288,848
                                                                                                    --------------   -------------
            Cash Paid for Rents/Leases:
7               Personal Property                                                                              $0          $4,512
                                                                                                    --------------   -------------
8               Real Property                                                                             $17,307        $142,574
                                                                                                    --------------   -------------
9           Cash Paid for Interest                                                                             $0              $0
                                                                                                    --------------   -------------
10          Cash Paid for Net Payroll and Benefits                                                        $38,610        $626,025
                                                                                                    --------------   -------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                  $41,667        $209,377
                                                                                                    --------------   -------------
12              Draws                                                                                          $0              $0
                                                                                                    --------------   -------------
13              Commissions/Royalties                                                                          $0              $0
                                                                                                    --------------   -------------
14              Expense Reimbursements                                                                     $3,452         $30,044
                                                                                                    --------------   -------------
15              Other                                                                                          $0              $0
                                                                                                    --------------   -------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                           $0              $0
                                                                                                    --------------   -------------
17              Employee Withholdings                                                                          $0              $0
                                                                                                    --------------   -------------
18              Real Property Taxes                                                                            $0              $0
                                                                                                    --------------   -------------
19              Other Taxes                                                                                  $300          $4,673
                                                                                                    --------------   -------------
20          Cash Paid for General Expenses
                                                                                                    --------------   -------------
21              Bank Fees                                                                                     $75            $376
            ------------------------------------------------------------------------------------    --------------   -------------
22              Customer Chargebacks on Credit Card Transactions                                          $45,714        $129,745
            ------------------------------------------------------------------------------------    --------------   -------------
23              Payments to OmniSky Israel for work done on behalf of OmniSky US                               $0         $80,000
            ------------------------------------------------------------------------------------    --------------   -------------
24              Payments to Outside Engineering Consultants                                                $1,890         $29,726
            ------------------------------------------------------------------------------------    --------------   -------------
25              Payments for Approved Executory Contract Cure Amounts                                          $0      $1,779,340
            ------------------------------------------------------------------------------------    --------------   -------------
26              Nomad IQ Legal Services Retainer                                                         $250,000        $250,000
            ------------------------------------------------------------------------------------    --------------   -------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS            ($843,450)    ($3,077,265)
                                                                                                    --------------   -------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case                                      $10,811         $24,927
                                                                                                    --------------   -------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case                            $12,211         $53,151
                                                                                                    --------------   -------------
30          U.S. Trustee Quarterly Fees                                                                    $1,000          $2,000
                                                                                                    --------------   -------------
31
            ------------------------------------------------------------------------------------    --------------   -------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                          ($2,400)       ($30,224)
                                                                                                    --------------   -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                        ($845,850)    ($3,107,489)
                                                                                                    --------------   -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures                                                                               $0              $0
                                                                                                    --------------   -------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                                            $0      $2,577,388
                                                                                                    --------------   -------------
36
            ------------------------------------------------------------------------------------    --------------   -------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                               $0      $2,577,388
                                                                                                    --------------   -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)                                                                   $0              $0
                                                                                                    --------------   -------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                                      $0              $0
                                                                                                    --------------   -------------
40          Capital Contributions                                                                              $0              $0
                                                                                                    --------------   -------------
41          Principal Payments                                                                                 $0              $0
                                                                                                    --------------   -------------
42
            ------------------------------------------------------------------------------------    --------------   -------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                               $0              $0
                                                                                                    --------------   -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                              ($845,850)      ($530,101)
                                                                                                    --------------   -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                $10,040,038      $9,724,289
                                                                                                    --------------   -------------
46    CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                       $9,194,188      $9,194,188
                                                                                                    ==============   =============

                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   NomadIQ,Inc.               CASE NO.                    01-33128 (DM)
                                                                -------------
                                    CHAPTER 11
                                    MONTHLY OPERATING REPORT
                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED: Mar-02          PETITION DATE:              12/10/01
                     ------                                    --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in    $1
                             --

                                                END OF CURRENT    END OF PRIOR     AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                 MONTH           MONTH             FILING
                                                --------------     -----------     --------------
      a.  Current Assets                                    $0               $0
                                                --------------    -------------
      b.  Total Assets                                      $0               $0              $0
                                                --------------    -------------     -----------
      c.  Current Liabilities                               $0               $0
                                                ---------------   --------------
      d.  Total Liabilities                                 $0               $0             $0
                                                ---------------   --------------    -----------

3.    STATEMENT OF CASH RECEIPTS &                                                   CUMULATIVE
      DISBURSEMENTS FOR MONTH                   CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                -----------        -----------       ----------
      a.  Total Receipts                                 $0                 $0               $0
                                                -----------        -----------       ----------
      b.  Total Disbursements                            $0                 $0               $0
                                                -----------        -----------       ----------
      c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                     $0                 $0               $0
                                                -----------        -----------       ----------
      d.  Cash Balance Beginning of Period               $0                 $0               $0
                                                -----------        -----------       ----------
      e.  Cash Balance End of Period (c + d)             $0                 $0               $0
                                                -----------        -----------       ----------


                                                                                   CUMULATIVE
                                               CURRENT MONTH       PRIOR MONTH    (CASE TO DATE)
                                               ------------        -----------    -------------
4.    PROFIT/(LOSS) FROM THE
      STATEMENT OF OPERATIONS                            $0                 $0               $0
                                               ------------        -----------    -------------
5.    ACCOUNT RECEIVABLES (PRE AND
      POST PETITION)                                     $0                 $0
                                               ------------         ----------
6.    POST-PETITION LIABILITIES                          $0                 $0
                                               ------------         ----------
7.    PAST DUE POST-PETITION ACCOUNT
      PAYABLES (OVER 30 DAYS)                            $0                 $0
                                               ------------         ----------

AT THE END OF THIS REPORTING MONTH:                             YES                 NO
                                                                ---                 --
8.    Have any payments been made on pre-petition debt,
      other than payments in the normal  course to                                   X
      secured creditors or lessors? (if yes, attach        -------------        -----------
      listing including date of payment, amount of
      payment and name of payee)


9.    Have any payments been made to professionals?
      (if yes, attach listing including date of                                      X
      payment, amount of payment and name of payee)        -------------        -----------


10.   If the answer is yes to 8 or 9, were all
      such payments approved by the court?
                                                           -------------        ------------

11.   Have any payments been made to officers,
      insiders, shareholders, relatives?  (if yes,                                    X
      attach listing including date of payment,            -------------        ------------
      amount and reason for payment, and name of payee)


12.   Is the estate insured for replacement cost of
      assets and for general liability?                          X
                                                           -------------        ------------
13.   Are a plan and disclosure statement on file?                                    X
                                                           -------------        ------------
14.   Was there any post-petition borrowing
      during this reporting period?                                                  X
                                                           ------------         ------------

15.   Check if paid: Post-petition taxes                         X  ;
                                                                 ----
      U.S. Trustee Quarterly Fees                                X ;
                                                                 ----
      Check if filing is current for:
      Post-petition tax reporting and tax returns:               X .
                                                                 ----


      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:          4/19/02                           /s/ Michael Malesardi
        -----------------------            ------------------------------------
                                                 Responsible Individual


                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                               For the Month Ended 03/31/02
                                                   ------------

              CURRENT MONTH
------------------------------------------                                                        CUMULATIVE         NEXT MONTH
ACTUAL            FORECAST       VARIANCE                                                        (CASE TO DATE)       FORECAST
------            --------      ----------                                                       --------------      ----------

                                                      REVENUES:
          $0                           $0    1   Gross Sales                                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    2   less: Sales Returns & Allowances                            $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0    3   Net Sales                                                   $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    4   less: Cost of Goods Sold    (Schedule 'B')                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0    5   Gross Profit                                                $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    6   Interest                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    7   Other Income:                                               $0
-------------   ------------  ------------                    --------------------------------   ---------------    -----------
          $0                           $0    8                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0                           $0    9                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0            $0             $0    10       TOTAL REVENUES                                         $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
                                               EXPENSES:
          $0                           $0   11   Compensation to Owner(s)/Officer(s)                         $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   12   Salaries                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   13   Commissions                                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   14   Contract Labor                                              $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Rent/Lease:
          $0                           $0   15       Personal Property                                       $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   16       Real Property                                           $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   17   Insurance                                                   $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   18   Management Fees                                             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   19   Depreciation                                                $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Taxes:
          $0                           $0   20       Employer Payroll Taxes                                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   21       Real Property Taxes                                     $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   22       Other Taxes                                             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   23   Other Selling                                               $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   24   Other Administrative                                        $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   25   Interest                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   26   Other Expenses:                                             $0
-------------   ------------  ------------                         ---------------------------   ---------------    -----------
                                       $0   27
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   28
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   29
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   30
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   31
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   32
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   33
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   34
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0             $0            $0   35       TOTAL EXPENSES                                          $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   36 SUBTOTAL                                                      $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
                                               REORGANIZATION ITEMS:
          $0                           $0   37   Professional Fees                                           $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   38   Provisions for Rejected Executory Contracts                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   39   Interest Earned on Accumulated Cash from                    $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Resulting Chp 11 Case

          $0                           $0   40   (Gain) or Loss from Sale of Equipment                       $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   41   U.S. Trustee Quarterly Fees                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   42                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0             $0            $0   43        TOTAL REORGANIZATION ITEMS                             $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   45   Federal & State Income Taxes                                $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   46 NET PROFIT (LOSS)                                             $0             $0
=============   ============  ============                                                       ===============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                               FOR THE MONTH ENDED 03/31/02
                                                   --------

                                                                                FROM SCHEDULES            MARKET VALUE
                                                                                --------------            ------------

ASSETS
          CURRENT ASSETS

 1             Cash and cash equivalents - unrestricted                                                                $0
                                                                                                        -------------------
 2             Cash and cash equivalents - restricted                                                                 $0
                                                                                                        -------------------
 3             Accounts receivable (net)                                               A                               $0
                                                                                                        -------------------
 4             Inventory                                                               B                               $0
                                                                                                        -------------------
 5             Prepaid expenses                                                                                        $0
                                                                                                        -------------------
 6             Professional retainers                                                                                  $0
                                                                                                        -------------------
 7             Other:                                                                                                  $0
                       ------------------------------------------------------                           -------------------
 8
               --------------------------------------------------------------                           -------------------

 9                     TOTAL CURRENT ASSETS                                                                             $0
                                                                                                        -------------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)
10             Real property                                                           C                                $0
                                                                                                        -------------------
11             Computers                                                               D                                $0
                                                                                                        -------------------
12             Furniture and fixtures                                                  D                                $0
                                                                                                        -------------------
13             Office equipment                                                        D                                $0
                                                                                                        -------------------
14             Software                                                                D                                $0
                                                                                                        -------------------
15             Vehicles                                                                D                                $0
                                                                                                        -------------------
16             Other:                                                                  D
                       ------------------------------------------------------                           -------------------
17                                                                                     D
               --------------------------------------------------------------                           -------------------
18                                                                                     D
               --------------------------------------------------------------                           -------------------
19                                                                                     D
               --------------------------------------------------------------                           -------------------
20                                                                                     D
               --------------------------------------------------------------                           -------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                        -------------------
          OTHER ASSETS
22             Loans to shareholders                                                                                    $0
                                                                                                        -------------------
23             Loans to affiliates                                                                                      $0
                                                                                                        -------------------
24
               --------------------------------------------------------------                           -------------------
25
               --------------------------------------------------------------                           -------------------
26
               --------------------------------------------------------------                           -------------------
27
               --------------------------------------------------------------                           -------------------
28                     TOTAL OTHER ASSETS                                                                              $0
                                                                                                        -------------------
29                     TOTAL ASSETS                                                                                    $0
                                                                                                        ===================

NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION
               CURRENT LIABILITIES
30                     Salaries and wages                                                                            $0
                                                                                                      ------------------
31                     Payroll taxes                                                                                 $0
                                                                                                      ------------------
32                     Real and personal property taxes                                                              $0
                                                                                                      ------------------
33                     Income taxes                                                                                  $0
                                                                                                      ------------------
34                     Sales taxes                                                                                   $0
                                                                                                      ------------------
35                     Notes payable (short term)                                                                    $0
                                                                                                      ------------------
36                     Accounts payable (trade)                                        A                             $0
                                                                                                      ------------------
37                     Real property lease arrearage                                                                 $0
                                                                                                      ------------------
38                     Personal property lease arrearage                                                             $0
                                                                                                      ------------------
39                     Accrued professional fees                                                                     $0
                                                                                                      ------------------
40                     Current portion of long-term post-petition debt                                               $0
                        (due within 12 months)                                                        ------------------
41                     Other:
                                  -------------------------------------------                         ------------------
42
                       ------------------------------------------------------                         ------------------
43
                       ------------------------------------------------------                         ------------------
44                     TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                      ------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                      ------------------
46                     TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                      ------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                     Secured claims                                                  F                             $0
                                                                                                      ------------------
48                     Priority unsecured claims                                       F                             $0
                                                                                                      ------------------
49                     General unsecured claims                                        F                             $0
                                                                                                      ------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                      ------------------
51                     TOTAL LIABILITIES                                                                             $0
                                                                                                      ------------------
     EQUITY (DEFICIT)
52             Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                                      ------------------
53             Capital Stock                                                                                         $0
                                                                                                      ------------------
54             Additional paid-in capital                                                                            $0
                                                                                                      ------------------
55             Cumulative profit/(loss) since filing of case                                                         $0
                                                                                                      ------------------
56             Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                                      ------------------
57
                       ------------------------------------------------------                         ------------------
58             Market value adjustment                                                                               $0
                                                                                                      ------------------
59                     TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                      ------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $0
                                                                                                      ==================

                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                  ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                               [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
     0 -30 Days                                            $0                         $0
                                               ---------------               -----------
     31-60 Days                                            $0                         $0
                                               ---------------               -----------
     61-90 Days                                            $0                         $0                  $0
                                               ---------------               ------------          --------------
     91+ Days                                              $0                         $0
                                               ---------------               ------------
     Total accounts receivable/payable                     $0                         $0
                                               ---------------               ============
     Allowance for doubtful accounts
                                               ---------------
     Accounts receivable (net)                             $0
                                               ===============


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                              COST OF GOODS SOLD
----------------------------------                                              ------------------
                                         INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH
                                         ---------------
                                                                             INVENTORY BEGINNING OF MONTH
                                                                                                                        ----------
                                                                             Add -
     Retail/Restaurants -                                                      Net purchase
                                                                                                                        ----------
       Product for resale                                                      Direct labor
                                        -----------------                                                               ----------
                                                                               Manufacturing overhead
                                                                                                                        ----------
     Distribution -                                                            Freight in
                                                                                                                        ----------
       Products for resale                                                     Other:
                                        -----------------                                                               ----------

                                                                             ----------------------------------         ----------
     Manufacturer -
                                                                             ----------------------------------         ----------
       Raw Materials
                                        -----------------
       Work-in-progress                                                      Less -
                                        -----------------
       Finished goods                                                          Inventory End of Month
                                        -----------------                                                               ----------
                                                                               Shrinkage
                                                                                                                        ----------
     Other - Explain                                                           Personal Use
                                        -----------------                                                               ----------

     -----------------------
                                                                             Cost of Goods Sold                               $0
     -----------------------                                                                                            ==========
         TOTAL                                      $0
                                        =================

     METHOD OF INVENTORY CONTROL                                              INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                      Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?                       Valuation methods -
                                                                                    FIFO cost
                                                                                                                 ---
       Weekly                                                                       LIFO cost
                           -------                                                                               ---
       Monthly                                                                      Lower of cost or market
                           -------                                                                               ---
       Quarterly                                                                    Retail method
                           -------                                                                               ---
       Semi-annually                                                                Other
                           -------                                                                               ---
       Annually                                                                     Explain
                           -------

Date of last physical inventory was
                                         ---------------                        -------------------------------------------------

                                                                                -------------------------------------------------
Date of next physical inventory is
                                         ---------------                        -------------------------------------------------

                                                                  Revised 1/1/98

                                   SCHEDULE C
                                 REAL PROPERTY

Description                                                                             COST                   MARKET VALUE
                                                                                        ----                   ------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                             COST                   MARKET VALUE
Machinery & Equipment -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Furniture & Fixtures -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Office Equipment -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Vehicles -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                    0-30 DAYS        31-60 DAYS         61-90 DAYS      91+ DAYS           TOTAL
                                                 ---------        ----------         ----------      --------           -----
FEDERAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employee                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employer                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (FUTA)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL FEDERAL TAXES                                     $0                $0                $0            $0                $0
                                                -----------      ------------      ------------     ---------       -----------
STATE AND LOCAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (UT)                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Disability Insurance (DI)                                                                                           $0
                                                -----------      ------------      ------------     ---------       -----------
        Empl. Training Tax (ETT)                                                                                            $0
                                                -----------      ------------      ------------     ---------       -----------
        Sales                                                                                                               $0
                                                -----------      ------------      ------------     ---------       -----------
        Excise                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Real property                                                                                                       $0
                                                -----------      ------------      ------------     ---------       -----------
        Personal property                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL STATE & LOCAL TAXES                               $0                $0                $0            $0                $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL TAXES                                             $0                $0                $0            $0                $0
                                                ===========      ============      ============     =========       ===========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                    CLAIMED            ALLOWED
-------------------------------------------
                                                               AMOUNT              AMOUNT (b)
                                                              ----------         ----------
        Secured claims  (a)                                            $0              $0
                                                              ------------       ---------
        Priority claims other than taxes                               $0              $0
                                                              ------------       ---------
        Priority tax claims                                            $0              $0
                                                              ------------       ---------
        General unsecured claims                                       $0              $0
                                                              -----------       ----------

(a)    List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                           ACCOUNT 1           ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                           ---------           ---------         ---------        ---------
Bank
                        -----------------  -----------------  ----------------  --------------
Account Type
                        -----------------  -----------------  ----------------  --------------
Account No.
                        -----------------  -----------------  ----------------  --------------
Account Purpose
                        -----------------  -----------------  ----------------  --------------
Balance, End of Month
                        -----------------  -----------------  ----------------  --------------
Total Funds on Hand
  for all Accounts                   $0
                        ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              --------------

                                                                                                Actual               Cumulative
                                                                                            Current Month          (Case to Date)
                                                                                            -------------          --------------
     CASH RECEIPTS
1      Rent/Leases Collected
                                                                                            --------------         --------------
2      Cash Received from Sales
                                                                                            --------------         --------------
3      Interest Received
                                                                                            --------------         --------------
4      Borrowings
                                                                                            --------------         --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                                            --------------         --------------
6      Capital Contributions
                                                                                            --------------         --------------
7
       ---------------------------------------------------------------------                --------------         --------------
8
       ---------------------------------------------------------------------                --------------         --------------
9
       ---------------------------------------------------------------------                --------------         --------------
10
       ---------------------------------------------------------------------                --------------         --------------
11
       ---------------------------------------------------------------------                --------------         --------------
12         TOTAL CASH RECEIPTS                                                                         $0                     $0
                                                                                            --------------         --------------
     CASH DISBURSEMENTS
13     Payments for Inventory
                                                                                            --------------         --------------
14     Selling
                                                                                            --------------         --------------
15     Administrative
                                                                                            --------------         --------------
16     Capital Expenditures
                                                                                            --------------         --------------
17     Principal Payments on Debt
                                                                                            --------------         --------------
18     Interest Paid
                                                                                            --------------         --------------
       Rent/Lease:
19             Personal Property
                                                                                            --------------         --------------
20             Real Property
                                                                                            --------------         --------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                                            --------------         --------------
22             Draws
                                                                                            --------------         --------------
23             Commissions/Royalties
                                                                                            --------------         --------------
24             Expense Reimbursements
                                                                                            --------------         --------------
25             Other
                                                                                            --------------         --------------
26     Salaries/Commissions (less employee withholding)
                                                                                            --------------         --------------
27     Management Fees
                                                                                            --------------         --------------
       Taxes:
28             Employee Withholding
                                                                                            --------------         --------------
29             Employer Payroll Taxes
                                                                                            --------------         --------------
30             Real Property Taxes
                                                                                            --------------         --------------
31             Other Taxes
                                                                                            --------------         --------------
32     Other Cash Outflows:
                                                                                            --------------         --------------
33
               -------------------------------------------------------------                --------------         --------------
34
               -------------------------------------------------------------                --------------         --------------
35
               -------------------------------------------------------------                --------------         --------------
36
               -------------------------------------------------------------                --------------         --------------
37
               -------------------------------------------------------------                --------------         --------------

38             TOTAL CASH DISBURSEMENTS:                                                               $0                     $0
                                                                                            --------------         --------------
39   NET INCREASE (DECREASE) IN CASH                                                                   $0                     $0
                                                                                            --------------         --------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                            --------------         --------------
41   CASH BALANCE, END OF PERIOD                                                                       $0                     $0
                                                                                            ==============         ==============

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              -------------

      CASH FLOWS FROM OPERATING ACTIVITIES                                                              ACTUAL        CUMULATIVE
                                                                                                    CURRENT MONTH    (CASE TO DATE)
1           Cash Received from Sales
                                                                                                    --------------   -------------
2           Rent/Leases Collected
                                                                                                    --------------   -------------
3           Interest Received
                                                                                                    --------------   -------------
4           Cash Paid to Suppliers
                                                                                                    --------------   -------------
5           Cash Paid for Selling Expenses
                                                                                                    --------------   -------------
6           Cash Paid for Administrative Expenses
                                                                                                    --------------   -------------
            Cash Paid for Rents/Leases:
7               Personal Property
                                                                                                    --------------   -------------
8               Real Property
                                                                                                    --------------   -------------
9           Cash Paid for Interest
                                                                                                    --------------   -------------
10          Cash Paid for Net Payroll and Benefits
                                                                                                    --------------   -------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
                                                                                                    --------------   -------------
12              Draws
                                                                                                    --------------   -------------
13              Commissions/Royalties
                                                                                                    --------------   -------------
14              Expense Reimbursements
                                                                                                    --------------   -------------
15              Other
                                                                                                    --------------   -------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax
                                                                                                    --------------   -------------
17              Employee Withholdings
                                                                                                    --------------   -------------
18              Real Property Taxes
                                                                                                    --------------   -------------
19              Other Taxes
                                                                                                    --------------   -------------
20          Cash Paid for General Expenses
                                                                                                    --------------   -------------
21
            ------------------------------------------------------------------------------------    --------------   -------------
22
            ------------------------------------------------------------------------------------    --------------   -------------
23
            ------------------------------------------------------------------------------------    --------------   -------------
24
            ------------------------------------------------------------------------------------    --------------   -------------
25
            ------------------------------------------------------------------------------------    --------------   -------------
26
            ------------------------------------------------------------------------------------    --------------   -------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                   $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                    --------------   -------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                    --------------   -------------
30          U.S. Trustee Quarterly Fees
                                                                                                    --------------   -------------
31
            ------------------------------------------------------------------------------------    --------------   -------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                               $0               $0
                                                                                                    --------------   -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures
                                                                                                    --------------   -------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                    --------------   -------------
36
            ------------------------------------------------------------------------------------    --------------   -------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                               $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
                                                                                                    --------------   -------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                    --------------   -------------
40          Capital Contributions
                                                                                                    --------------   -------------
41          Principal Payments
                                                                                                    --------------   -------------
42
            ------------------------------------------------------------------------------------    --------------   -------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                               $0              $0
                                                                                                    --------------   -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                    --------------   -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                    --------------   -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                    ==============   =============

                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   Norway Acquisition Corporation   CASE NO.              01-33127 (DM)
                                                                -------------
                                    CHAPTER 11
                                    MONTHLY OPERATING REPORT
                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED: Mar-02          PETITION DATE:              12/10/01
                     ------                                    --------------

1.    Debtor in possession (or trustee) hereby submits this Monthly Operating
      Report on the Accrual Basis of accounting (or if checked here  __   the
      Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in    $1
                             --

                                                END OF CURRENT    END OF PRIOR     AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                 MONTH           MONTH             FILING
                                                --------------     -----------     --------------
      a.  Current Assets                                    $0               $0
                                                --------------    -------------
      b.  Total Assets                                      $0               $0              $0
                                                --------------    -------------     -----------
      c.  Current Liabilities                               $0               $0
                                                ---------------   --------------
      d.  Total Liabilities                                 $0               $0             $0
                                                ---------------   --------------    -----------

3.    STATEMENT OF CASH RECEIPTS &                                                   CUMULATIVE
      DISBURSEMENTS FOR MONTH                   CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                -----------        -----------       ----------
      a.  Total Receipts                                 $0                 $0               $0
                                                -----------        -----------       ----------
      b.  Total Disbursements                            $0                 $0               $0
                                                -----------        -----------       ----------
      c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                     $0                 $0               $0
                                                -----------        -----------       ----------
      d.  Cash Balance Beginning of Month                $0                 $0               $0
                                                -----------        -----------       ----------
      e.  Cash Balance End of Month (c + d)              $0                 $0               $0
                                                -----------        -----------       ----------


                                                                                   CUMULATIVE
                                               CURRENT MONTH       PRIOR MONTH    (CASE TO DATE)
                                               ------------        -----------    -------------
4.    PROFIT/(LOSS) FROM THE
      STATEMENT OF OPERATIONS                            $0                 $0               $0
                                               ------------        -----------    -------------
5.    ACCOUNT RECEIVABLES (PRE AND
      POST PETITION)                                     $0                 $0
                                               ------------         ----------
6.    POST-PETITION LIABILITIES                          $0                 $0
                                               ------------         ----------
7.    PAST DUE POST-PETITION ACCOUNT
      PAYABLES (OVER 30 DAYS)                            $0                 $0
                                               ------------         ----------

AT THE END OF THIS REPORTING MONTH:                             YES                 NO
                                                                ---                 --
8.    Have any payments been made on pre-petition debt,                              X
      other than payments in the normal  course to         -------------        -----------
      secured creditors or lessors? (if yes, attach
      listing including date of payment, amount of
      payment and name of payee)


9.    Have any payments been made to professionals?                                  X
      (if yes, attach listing including date of            -------------        -----------
      payment, amount of payment and name of payee)


10.   If the answer is yes to 8 or 9, were all
      such payments approved by the court?                 -------------        ------------

11.   Have any payments been made to officers,                                       X
      insiders, shareholders, relatives?  (if yes,         -------------        ------------
      attach listing including date of payment,
      amount and reason for payment, and name of payee)


12.   Is the estate insured for replacement cost of              X
      assets and for general liability?                    -------------        ------------

13.   Are a plan and disclosure statement on file?                                    X
                                                           -------------        ------------
14.   Was there any post-petition borrowing                                           X
      during this reporting period?                        -------------        ------------


15.   Check if paid: Post-petition taxes                         X ;
                                                           -------------
      U.S. Trustee Quarterly Fees                                X ;
                                                           -------------
      Check if filing is current for:
      Post-petition tax reporting and tax returns:               X .
                                                           -------------


      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:          4/19/02                            /s/ Michael Malesardi
        -----------------------            ------------------------------------
                                                 Responsible Individual

                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                               For the Month Ended 03/31/02
                                                   ------------

              CURRENT MONTH
------------------------------------------                                                          MULATIVE         NEXT MONTH
ACTUAL            FORECAST      VARIANCE                                                         (CASE TO DATE)       FORECAST
                                                                                                 --------------      ----------

                                                      REVENUES:
          $0                           $0    1   Gross Sales                                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    2   less: Sales Returns & Allowances                            $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0    3   Net Sales                                                   $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    4   less: Cost of Goods Sold    (Schedule 'B')                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0    5   Gross Profit                                                $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    6   Interest                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    7   Other Income:                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0                           $0    8                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0                           $0    9                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0            $0             $0   10        TOTAL REVENUES                                         $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
                                               EXPENSES:
          $0                           $0   11   Compensation to Owner(s)/Officer(s)                         $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   12   Salaries                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   13   Commissions                                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   14   Contract Labor                                              $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Rent/Lease:
          $0                           $0   15       Personal Property                                       $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   16       Real Property                                           $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   17   Insurance                                                   $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   18   Management Fees                                             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   19   Depreciation                                                $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Taxes:
          $0                           $0   20       Employer Payroll Taxes                                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   21       Real Property Taxes                                     $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   22       Other Taxes                                             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   23   Other Selling                                               $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   24   Other Administrative                                        $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   25   Interest                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   26   Other Expenses:                                             $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   27
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   28
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   29
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   30
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   31
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   32
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   33
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   34
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0             $0            $0   35       TOTAL EXPENSES                                          $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   36 SUBTOTAL                                                      $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
                                               REORGANIZATION ITEMS:
          $0                           $0   37   Professional Fees                                           $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   38   Provisions for Rejected Executory Contracts                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   39   Interest Earned on Accumulated Cash from                    $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Resulting Chp 11 Case
          $0                           $0   40   (Gain) or Loss from Sale of Equipment                       $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   41   U.S. Trustee Quarterly Fees                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   42                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0             $0            $0   43        TOTAL REORGANIZATION ITEMS                             $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   45   Federal & State Income Taxes                                $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   46 NET PROFIT (LOSS)                                             $0             $0
=============   ============  ============                                                       ===============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                               FOR THE MONTH ENDED 03/31/02
                                                   --------

     ASSETS
                                                                                FROM SCHEDULES             MARKET VALUE
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                                                $0
                                                                                                        -------------------
 2             Cash and cash equivalents - restricted                                                                  $0
                                                                                                        -------------------
 3             Accounts receivable (net)                                               A                               $0
                                                                                                        -------------------
 4             Inventory                                                               B                               $0
                                                                                                        -------------------
 5             Prepaid expenses                                                                                        $0
                                                                                                        -------------------
 6             Professional retainers                                                                                  $0
                                                                                                        -------------------
 7             Other:
                       ------------------------------------------------------                           -------------------
 8
               --------------------------------------------------------------                           -------------------

 9                     TOTAL CURRENT ASSETS                                                                             $0
                                                                                                        -------------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)
10             Real property                                                           C                                $0
                                                                                                        -------------------
11             Machinery and equipment                                                 D                                $0
                                                                                                        -------------------
12             Furniture and fixtures                                                  D                                $0
                                                                                                        -------------------
13             Office equipment                                                        D                                $0
                                                                                                        -------------------
14             Leasehold improvements                                                  D                                $0
                                                                                                        -------------------
15             Vehicles                                                                D                                $0
                                                                                                        -------------------
16             Other:                                                                  D
                       ------------------------------------------------------                           -------------------
17                                                                                     D
               --------------------------------------------------------------                           -------------------
18                                                                                     D
               --------------------------------------------------------------                           -------------------
19                                                                                     D
               --------------------------------------------------------------                           -------------------
20                                                                                     D
               --------------------------------------------------------------                           -------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                        -------------------
          OTHER ASSETS
22             Loans to shareholders                                                                                    $0
                                                                                                        -------------------
23             Loans to affiliates                                                                                      $0
                                                                                                        -------------------
24
               --------------------------------------------------------------                           -------------------
25
               --------------------------------------------------------------                           -------------------
26
               --------------------------------------------------------------                           -------------------
27
               --------------------------------------------------------------                           -------------------
28                     TOTAL OTHER ASSETS                                                                              $0
                                                                                                        -------------------
29                     TOTAL ASSETS                                                                                    $0
                                                                                                        ===================

NOTE:

      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.



                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION
               CURRENT LIABILITIES
30                     Salaries and wages                                                                            $0
                                                                                                      ------------------
31                     Payroll taxes                                                                                 $0
                                                                                                      ------------------
32                     Real and personal property taxes                                                              $0
                                                                                                      ------------------
33                     Income taxes                                                                                  $0
                                                                                                      ------------------
34                     Sales taxes                                                                                   $0
                                                                                                      ------------------
35                     Notes payable (short term)                                                                    $0
                                                                                                      ------------------
36                     Accounts payable (trade)                                        A                             $0
                                                                                                      ------------------
37                     Real property lease arrearage                                                                 $0
                                                                                                      ------------------
38                     Personal property lease arrearage                                                             $0
                                                                                                      ------------------
39                     Accrued professional fees                                                                     $0
                                                                                                      ------------------
40                     Current portion of long-term post-petition debt                                               $0
                        (due within 12 months)                                                        ------------------
41                     Other:
                                  -------------------------------------------                         ------------------
42
                       ------------------------------------------------------                         ------------------
43
                       ------------------------------------------------------                         ------------------
44                     TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                      ------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                      ------------------
46                     TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                      ------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                     Secured claims                                                  F                             $0
                                                                                                      ------------------
48                     Priority unsecured claims                                       F                             $0
                                                                                                      ------------------
49                     General unsecured claims                                        F                             $0
                                                                                                      ------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                      ------------------
51                     TOTAL LIABILITIES                                                                             $0
                                                                                                      ------------------
     EQUITY (DEFICIT)
52             Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                                      ------------------
53             Capital Stock                                                                                         $0
                                                                                                      ------------------
54             Additional paid-in capital                                                                            $0
                                                                                                      ------------------
55             Cumulative profit/(loss) since filing of case                                                         $0
                                                                                                      ------------------
56             Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                                      ------------------
57
                       ------------------------------------------------------                         ------------------
58             Market value adjustment                                                                               $0
                                                                                                      ------------------
59                     TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                      ------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $0
                                                                                                      ==================

                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                  ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                               [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
     0 -30 Days                                            $0                         $0
                                               ---------------               -----------
     31-60 Days                                           $0                          $0
                                               ---------------               -----------
     61-90 Days                                           $0                          $0                  $0
                                               ---------------               ------------          --------------
     91+ Days                                             $0                          $0
                                               ---------------               ------------
     Total accounts receivable/payable                    $0                          $0
                                               ---------------               ============
     Allowance for doubtful accounts
                                               ---------------
     Accounts receivable (net)                           $0
                                               ===============


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                              COST OF GOODS SOLD
----------------------------------                                              ------------------
                                         INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH
                                         ---------------
                                                                                INVENTORY BEGINNING OF MONTH
                                                                                                                        ----------
                                                                               Add -
     Retail/Restaurants -                                                      Net purchase
                                                                                                                        ----------
       Product for resale                                                      Direct labor
                                        -----------------                                                               ----------
                                                                               Manufacturing overhead
                                                                                                                        ----------
     Distribution -                                                            Freight in
                                                                                                                        ----------
       Products for resale                                                     Other:
                                        -----------------                                                               ----------

                                                                             ----------------------------------         ----------
     Manufacturer -
                                                                             ----------------------------------         ----------
       Raw Materials
                                        -----------------
       Work-in-progress                                                       Less -
                                        -----------------
       Finished goods                                                          Inventory End of Month
                                        -----------------                                                               ----------
                                                                               Shrinkage
                                                                                                                        ----------
     Other - Explain                                                           Personal Use
                                        -----------------                                                               ----------

     -----------------------
                                                                             Cost of Goods Sold                               $0
     -----------------------                                                                                            ==========
         TOTAL                                      $0
                                        =================

     METHOD OF INVENTORY CONTROL                                              INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                      Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?                       Valuation methods -
                                                                                    FIFO cost
                                                                                                                 ---
       Weekly                                                                       LIFO cost
                           -------                                                                               ---
       Monthly                                                                      Lower of cost or market
                           -------                                                                               ---
       Quarterly                                                                    Retail method
                           -------                                                                               ---
       Semi-annually                                                                Other
                           -------                                                                               ---
       Annually                                                                     Explain
                           -------                                                                               ---

Date of last physical inventory was
                                         ---------------                        -------------------------------------------------

                                                                                -------------------------------------------------
Date of next physical inventory is
                                         ---------------                        -------------------------------------------------

                                                                  Revised 1/1/98

                           SCHEDULE C
                         REAL PROPERTY

Description                                                                             COST                   MARKET VALUE
                                                                                        ----                   ------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS

Description                                                                             COST                   MARKET VALUE
Machinery & Equipment -
       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Furniture & Fixtures -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Office Equipment -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Vehicles -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                                 0-30 DAYS        31-60 DAYS         61-90 DAYS      91+ DAYS           TOTAL
                                                 ---------        ----------         ----------      --------           -----
TAXES PAYABLE

FEDERAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employee                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employer                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (FUTA)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL FEDERAL TAXES                                     $0                $0                $0            $0                $0
                                                -----------      ------------      ------------     ---------       -----------
STATE AND LOCAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (UT)                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Disability Insurance (DI)                                                                                           $0
                                                -----------      ------------      ------------     ---------       -----------
        Empl. Training Tax (ETT)                                                                                            $0
                                                -----------      ------------      ------------     ---------       -----------
        Sales                                                                                                               $0
                                                -----------      ------------      ------------     ---------       -----------
        Excise                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Real property                                                                                                       $0
                                                -----------      ------------      ------------     ---------       -----------
        Personal property                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL STATE & LOCAL TAXES                               $0                $0                $0            $0                $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL TAXES                                             $0                $0                $0            $0                $0
                                                ===============================================================================

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
-------------------------------------------                    CLAIMED            ALLOWED
                                                               AMOUNT              AMOUNT (b)
                                                              ----------         ----------
        Secured claims  (a)                                            $0              $0
                                                              ------------       ---------
        Priority claims other than taxes                               $0              $0
                                                              ------------       ---------
        Priority tax claims                                            $0              $0
                                                              ------------       ---------
        General unsecured claims                                       $0              $0
                                                              -----------       ----------

(a)    List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                           ACCOUNT 1           ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                           ---------           ---------         ---------        ---------
Bank
                        -----------------  -----------------  ----------------  --------------
Account Type
                        -----------------  -----------------  ----------------  --------------
Account No.
                        -----------------  -----------------  ----------------  --------------
Account Purpose
                        -----------------  -----------------  ----------------  --------------
Balance, End of Month
                        -----------------  -----------------  ----------------  --------------
Total Funds on Hand
  for all Accounts                   $0
                        ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              --------------

                                                                                                Actual               Cumulative
                                                                                            Current Month          (Case to Date)
                                                                                            -------------          --------------
     CASH RECEIPTS
1      Rent/Leases Collected
                                                                                            --------------         --------------
2      Cash Received from Sales
                                                                                            --------------         --------------
3      Interest Received
                                                                                            --------------         --------------
4      Borrowings
                                                                                            --------------         --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                                            --------------         --------------
6      Capital Contributions
                                                                                            --------------         --------------

7      ----------------------------------------------------------------------------          -------------         --------------

8      ----------------------------------------------------------------------------          -------------         --------------

9      ----------------------------------------------------------------------------          -------------         --------------

10     ----------------------------------------------------------------------------          -------------         --------------

11     ----------------------------------------------------------------------------          -------------         --------------

12        TOTAL CASH RECEIPTS                                                                          $0                     $0
                                                                                            --------------         --------------
     CASH DISBURSEMENTS
13     Payments for Inventory
                                                                                            --------------         --------------
14     Selling
                                                                                            --------------         --------------
15     Administrative
                                                                                            --------------         --------------
16     Capital Expenditures
                                                                                            --------------         --------------
17     Principal Payments on Debt
                                                                                            --------------         --------------
18     Interest Paid
                                                                                            --------------         --------------
       Rent/Lease:
19             Personal Property
                                                                                            --------------         --------------
20             Real Property
                                                                                            --------------         --------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                                            --------------         --------------
22             Draws
                                                                                            --------------         --------------
23             Commissions/Royalties
                                                                                            --------------         --------------
24             Expense Reimbursements
                                                                                            --------------         --------------
25             Other
                                                                                            --------------         --------------
26     Salaries/Commissions (less employee withholding)
                                                                                            --------------         --------------
27     Management Fees
                                                                                            --------------         --------------
       Taxes:
28             Employee Withholding
                                                                                            --------------         --------------
29             Employer Payroll Taxes
                                                                                            --------------         --------------
30             Real Property Taxes
                                                                                            --------------         --------------
31             Other Taxes
                                                                                            --------------         --------------
32     Other Cash Outflows:
                                                                                            --------------         --------------

33     ----------------------------------------------------------------------------          -------------         --------------

34     ----------------------------------------------------------------------------          -------------         --------------

35     ----------------------------------------------------------------------------          -------------         --------------

36     ----------------------------------------------------------------------------          -------------         --------------

37     ----------------------------------------------------------------------------          -------------         --------------
38             TOTAL CASH DISBURSEMENTS:                                                               $0                     $0
                                                                                             -------------         --------------
39   NET INCREASE (DECREASE) IN CASH                                                                   $0                     $0
                                                                                             -------------         --------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                             -------------         --------------
41   CASH BALANCE, END OF PERIOD                                                                       $0                     $0
                                                                                             =============         ==============

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              -------------

                                                                                                        ACTUAL        CUMULATIVE
                                                                                                    CURRENT MONTH    (CASE TO DATE)
      CASH FLOWS FROM OPERATING ACTIVITIES

1           Cash Received from Sales
                                                                                                    --------------   -------------
2           Rent/Leases Collected
                                                                                                    --------------   -------------
3           Interest Received
                                                                                                    --------------   -------------
4           Cash Paid to Suppliers
                                                                                                    --------------   -------------
5           Cash Paid for Selling Expenses
                                                                                                    --------------   -------------
6           Cash Paid for Administrative Expenses
                                                                                                    --------------   -------------
            Cash Paid for Rents/Leases:
7               Personal Property
                                                                                                    --------------   -------------
8               Real Property
                                                                                                    --------------   -------------
9           Cash Paid for Interest
                                                                                                    --------------   -------------
10          Cash Paid for Net Payroll and Benefits
                                                                                                    --------------   -------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
                                                                                                    --------------   -------------
12              Draws
                                                                                                    --------------   -------------
13              Commissions/Royalties
                                                                                                    --------------   -------------
14              Expense Reimbursements
                                                                                                    --------------   -------------
15              Other
                                                                                                    --------------   -------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax
                                                                                                    --------------   -------------
17              Employee Withholdings
                                                                                                    --------------   -------------
18              Real Property Taxes
                                                                                                    --------------   -------------
19              Other Taxes
                                                                                                    --------------   -------------
20          Cash Paid for General Expenses
                                                                                                    --------------   -------------
21
            ------------------------------------------------------------------------------------    --------------   -------------
22
            ------------------------------------------------------------------------------------    --------------   -------------
23
            ------------------------------------------------------------------------------------    --------------   -------------
24
            ------------------------------------------------------------------------------------    --------------   -------------
25
            ------------------------------------------------------------------------------------    --------------   -------------
26
            ------------------------------------------------------------------------------------    --------------   -------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                   $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                    --------------   -------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                    --------------   -------------
30          U.S. Trustee Quarterly Fees
                                                                                                    --------------   -------------
31
            ------------------------------------------------------------------------------------    --------------   -------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                               $0               $0
                                                                                                    --------------   -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures
                                                                                                    --------------   -------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                    --------------   -------------
36
            ------------------------------------------------------------------------------------    --------------   -------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                               $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
                                                                                                    --------------   -------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                    --------------   -------------
40          Capital Contributions
                                                                                                    --------------   -------------
41          Principal Payments
                                                                                                    --------------   -------------
42
            ------------------------------------------------------------------------------------    --------------   -------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                               $0              $0
                                                                                                    --------------   -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                    --------------   -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                    --------------   -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                    ==============   =============

                                                                  Revised 1/1/98

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   OmniSky International, LLC       CASE NO.              01-33126 (DM)
                                                                -------------
                                    CHAPTER 11
                                    MONTHLY OPERATING REPORT
                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED: Mar-02          PETITION DATE:              12/10/01
                     ------                                    --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in    $1
                             --

                                                END OF CURRENT    END OF PRIOR     AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                 MONTH           MONTH             FILING
                                                --------------     -----------     --------------
      a.  Current Assets                                    $0               $0
                                                --------------    -------------
      b.  Total Assets                                      $0               $0              $0
                                                --------------    -------------     -----------
      c.  Current Liabilities                               $0               $0
                                                ---------------   --------------
      d.  Total Liabilities                                 $0               $0             $0
                                                ---------------   --------------    -----------

3.    STATEMENT OF CASH RECEIPTS &                                                   CUMULATIVE
      DISBURSEMENTS FOR MONTH                   CURRENT MONTH      PRIOR MONTH      (CASE TO DATE)
                                                -----------        -----------       ----------
      a.  Total Receipts                                 $0                 $0               $0
                                                -----------        -----------       ----------
      b.  Total Disbursements                            $0                 $0               $0
                                                -----------        -----------       ----------
      c.  Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                     $0                 $0               $0
                                                -----------        -----------       ----------
      d.  Cash Balance Beginning of Period               $0                 $0               $0
                                                -----------        -----------       ----------
      e.  Cash Balance End of Period (c + d)             $0                 $0               $0
                                                -----------        -----------       ----------


                                                                                   CUMULATIVE
                                               CURRENT MONTH       PRIOR MONTH    (CASE TO DATE)
                                               ------------        -----------    -------------
4.    PROFIT/(LOSS) FROM THE
      STATEMENT OF OPERATIONS                            $0                 $0               $0
                                               ------------        -----------    -------------
5.    ACCOUNT RECEIVABLES (PRE AND
      POST PETITION)                                     $0                 $0
                                               ------------         ----------
6.    POST-PETITION LIABILITIES                          $0                 $0
                                               ------------         ----------
7.    PAST DUE POST-PETITION ACCOUNT
      PAYABLES (OVER 30 DAYS)                            $0                 $0
                                               ------------         ----------

AT THE END OF THIS REPORTING MONTH:                             YES                 NO
                                                                ---                 --
8.    Have any payments been made on pre-petition debt,
      other than payments in the normal  course to                                   X
      secured creditors or lessors? (if yes, attach        -------------        -----------
      listing including date of payment, amount of
      payment and name of payee)


9.    Have any payments been made to professionals?
      (if yes, attach listing including date of                                      X
      payment, amount of payment and name of payee)        -------------        -----------


10.   If the answer is yes to 8 or 9, were all
      such payments approved by the court?
                                                           -------------        ------------

11.   Have any payments been made to officers,
      insiders, shareholders, relatives?  (if yes,                                    X
      attach listing including date of payment,            -------------        ------------
      amount and reason for payment, and name of payee)


12.   Is the estate insured for replacement cost of
      assets and for general liability?                          X
                                                           -------------        ------------
13.   Are a plan and disclosure statement on file?                                    X
                                                           -------------        ------------
14.   Was there any post-petition borrowing
      during this reporting period?                                                  X
                                                           ------------         ------------

15.   Check if paid: Post-petition taxes                           ;
                                                           ------------
      U.S. Trustee Quarterly Fees                                X ;
                                                           ------------
      Check if filing is current for:
      Post-petition tax reporting and tax returns:               X .
                                                           ------------


      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:        4/19/02                             /s/ Michael Malesardi
        -----------------------            ------------------------------------
                                                 Responsible Individual

                                                                  Revised 1/1/98

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                               For the Month Ended 03/31/02
                                                   ------------

              CURRENT MONTH
------------------------------------------                                                          MULATIVE         NEXT MONTH
ACTUAL            FORECAST      VARIANCE                                                         (CASE TO DATE)       FORECAST

                                                      REVENUES:
          $0                           $0    1   Gross Sales                                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    2   less: Sales Returns & Allowances                            $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0    3   Net Sales                                                   $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    4   less: Cost of Goods Sold    (Schedule 'B')                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0    5   Gross Profit                                                $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    6   Interest                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0    7   Other Income:                                               $0
-------------   ------------  ------------                    --------------------------------   ---------------    -----------
          $0                           $0    8                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0                           $0    9                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0            $0             $0   10        TOTAL REVENUES                                         $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
                                               EXPENSES:
          $0                           $0   11   Compensation to Owner(s)/Officer(s)                         $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   12   Salaries                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   13   Commissions                                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   14   Contract Labor                                              $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Rent/Lease:
          $0                           $0   15       Personal Property                                       $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   16       Real Property                                           $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   17   Insurance                                                   $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   18   Management Fees                                             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   19   Depreciation                                                $0
-------------   ------------  ------------                                                       ---------------    -----------
                                                 Taxes:
          $0                           $0   20       Employer Payroll Taxes                                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   21       Real Property Taxes                                     $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   22       Other Taxes                                             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   23   Other Selling                                               $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   24   Other Administrative                                        $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   25   Interest                                                    $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   26   Other Expenses:                                             $0
-------------   ------------  ------------                      ------------------------------   ---------------    -----------
                                       $0   27
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   28
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   29
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   30
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   31
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   32
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   33
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
                                       $0   34
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0             $0            $0   35       TOTAL EXPENSES                                          $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   36 SUBTOTAL                                                      $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0       REORGANIZATION ITEMS:                                        $0
                                            37  Professional Fees
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   38  Provisions for Rejected Executory Contracts                  $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   39  Interest Earned on Accumulated Cash from                     $0
-------------   ------------  ------------      Resulting Chp 11 Case                            ---------------    -----------
          $0                           $0   40  (Gain) or Loss from Sale of Equipment                        $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   41   U.S. Trustee Quarterly Fees                                 $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   42                                                               $0
-------------   ------------  ------------     -----------------------------------------------   ---------------    -----------
          $0             $0            $0   43        TOTAL REORGANIZATION ITEMS                             $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES               $0             $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0                           $0   45   Federal & State Income Taxes                                $0
-------------   ------------  ------------                                                       ---------------    -----------
          $0             $0            $0   46 NET PROFIT (LOSS)                                             $0             $0
=============   ============  ============                                                       ===============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                                  Revised 1/1/98

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                               FOR THE MONTH ENDED 03/31/02
                                                   --------

     ASSETS
                                                                                FROM SCHEDULES          MARKET VALUE
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                                                $0
                                                                                                        -------------------
 2             Cash and cash equivalents - restricted                                                                  $0
                                                                                                        -------------------
 3             Accounts receivable (net)                                               A                               $0
                                                                                                        -------------------
 4             Inventory                                                               B                               $0
                                                                                                        -------------------
 5             Prepaid expenses                                                                                        $0
                                                                                                        -------------------
 6             Professional retainers                                                                                  $0
                                                                                                        -------------------
 7             Other:                                                                                                  $0
                       ------------------------------------------------------                           -------------------
 8
               --------------------------------------------------------------                           -------------------

 9                     TOTAL CURRENT ASSETS                                                                             $0
                                                                                                        -------------------
          PROPERTY AND EQUIPMENT (MARKET VALUE)
10             Real property                                                           C                                $0
                                                                                                        -------------------
11             Machinery and equipment                                                 D                                $0
                                                                                                        -------------------
12             Furniture and fixtures                                                  D                                $0
                                                                                                        -------------------
13             Office equipment                                                        D                                $0
                                                                                                        -------------------
14             Leasehold improvements                                                  D                                $0
                                                                                                        -------------------
15             Vehicles                                                                D                                $0
                                                                                                        -------------------
16             Other:                                                                  D
                       ------------------------------------------------------                           -------------------
17                                                                                     D
               --------------------------------------------------------------                           -------------------
18                                                                                     D
               --------------------------------------------------------------                           -------------------
19                                                                                     D
               --------------------------------------------------------------                           -------------------
20                                                                                     D
               --------------------------------------------------------------                           -------------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                        -------------------
          OTHER ASSETS
22             Loans to shareholders                                                                                    $0
                                                                                                        -------------------
23             Loans to affiliates                                                                                      $0
                                                                                                        -------------------
24
               --------------------------------------------------------------                           -------------------
25
               --------------------------------------------------------------                           -------------------
26
               --------------------------------------------------------------                           -------------------
27
               --------------------------------------------------------------                           -------------------
28                     TOTAL OTHER ASSETS                                                                              $0
                                                                                                        -------------------
29                     TOTAL ASSETS                                                                                    $0
                                                                                                        ===================

NOTE:

      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                                                                  Revised 1/1/98

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES
          POST-PETITION
               CURRENT LIABILITIES
30                     Salaries and wages                                                                            $0
                                                                                                      ------------------
31                     Payroll taxes                                                                                 $0
                                                                                                      ------------------
32                     Real and personal property taxes                                                              $0
                                                                                                      ------------------
33                     Income taxes                                                                                  $0
                                                                                                      ------------------
34                     Sales taxes                                                                                   $0
                                                                                                      ------------------
35                     Notes payable (short term)                                                                    $0
                                                                                                      ------------------
36                     Accounts payable (trade)                                        A                             $0
                                                                                                      ------------------
37                     Real property lease arrearage                                                                 $0
                                                                                                      ------------------
38                     Personal property lease arrearage                                                             $0
                                                                                                      ------------------
39                     Accrued professional fees                                                                     $0
                                                                                                      ------------------
40                     Current portion of long-term post-petition debt                                               $0
                        (due within 12 months)                                                        ------------------
41                     Other:
                                  -------------------------------------------                         ------------------
42
                       ------------------------------------------------------                         ------------------
43
                       ------------------------------------------------------                         ------------------
44                     TOTAL CURRENT LIABILITIES                                                                     $0
                                                                                                      ------------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                      ------------------
46                     TOTAL POST-PETITION LIABILITIES                                                               $0
                                                                                                      ------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                     Secured claims                                                  F                             $0
                                                                                                      ------------------
48                     Priority unsecured claims                                       F                             $0
                                                                                                      ------------------
49                     General unsecured claims                                        F                             $0
                                                                                                      ------------------
50                     TOTAL PRE-PETITION LIABILITIES                                                                $0
                                                                                                      ------------------
51                     TOTAL LIABILITIES                                                                             $0
                                                                                                      ------------------
     EQUITY (DEFICIT)
52             Retained Earnings/(Deficit) at time of filing                                                         $0
                                                                                                      ------------------
53             Capital Stock                                                                                         $0
                                                                                                      ------------------
54             Additional paid-in capital                                                                            $0
                                                                                                      ------------------
55             Cumulative profit/(loss) since filing of case                                                         $0
                                                                                                      ------------------
56             Post-petition contributions/(distributions) or (draws)                                                $0
                                                                                                      ------------------
57
                       ------------------------------------------------------                         ------------------
58             Market Value adjustment                                                                               $0
                                                                                                      ------------------
59                     TOTAL EQUITY (DEFICIT)                                                                        $0
                                                                                                      ------------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                          $0
                                                                                                      ==================

                                                                  Revised 1/1/98

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                  ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                               [PRE AND POST PETITION]      [POST PETITION]      POST PETITION DEBT
                                               -----------------------      ----------------     ------------------
     0 -30 Days                                            $0                         $0
                                               ---------------               -----------
     31-60 Days                                           $0                          $0
                                               ---------------               -----------
     61-90 Days                                           $0                          $0                  $0
                                               ---------------               ------------          --------------
     91+ Days                                             $0                          $0
                                               ---------------               ------------
     Total accounts receivable/payable                    $0                          $0
                                               ---------------               ============
     Allowance for doubtful accounts
                                               ---------------
     Accounts receivable (net)                           $0
                                               ===============


                                   SCHEDULE B


                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                              COST OF GOODS SOLD
----------------------------------                                              ------------------
                                         INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH
                                         ---------------
                                                                             INVENTORY BEGINNING OF MONTH
                                                                                                                        ----------
                                                                             Add -
     Retail/Restaurants -                                                      Net purchase
                                                                                                                        ----------
       Product for resale                                                      Direct labor
                                        -----------------                                                               ----------
                                                                               Manufacturing overhead
                                                                                                                        ----------
     Distribution -                                                            Freight in
                                                                                                                        ----------
       Products for resale                                                     Other:
                                        -----------------                                                               ----------

                                                                             ----------------------------------         ----------
     Manufacturer -
                                                                             ----------------------------------         ----------
       Raw Materials
                                        -----------------
       Work-in-progress                                                      Less -
                                        -----------------
       Finished goods                                                          Inventory End of Month
                                        -----------------                                                               ----------
                                                                               Shrinkage
                                                                                                                        ----------
     Other - Explain                                                           Personal Use
                                        -----------------                                                               ----------

     -----------------------
                                                                             Cost of Goods Sold                               $0
     -----------------------                                                                                            ==========
         TOTAL                                      $0
                                        =================

     METHOD OF INVENTORY CONTROL                                              INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?                      Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?                       Valuation methods -
                                                                                    FIFO cost
                                                                                                                 ---
       Weekly                                                                       LIFO cost
                           -------                                                                               ---
       Monthly                                                                      Lower of cost or market
                           -------                                                                               ---
       Quarterly                                                                    Retail method
                           -------                                                                               ---
       Semi-annually                                                                Other
                           -------                                                                               ---
       Annually                                                                     Explain
                           -------

Date of last physical inventory was
                                         ---------------                        -------------------------------------------------

                                                                                -------------------------------------------------
Date of next physical inventory is
                                         ---------------                        -------------------------------------------------

                                                                  Revised 1/1/98

                                   SCHEDULE C
                                 REAL PROPERTY

Description                                                                             COST                   MARKET VALUE
                                                                                        ----                   ------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                             COST                   MARKET VALUE
                                                                                        ----                   ------------
Machinery & Equipment -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Furniture & Fixtures -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

Office Equipment -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Leasehold Improvements -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================
Vehicles -

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------

       ----------------------------------------------------                      --------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                 ====================    =========================

                                                                  Revised 1/1/98

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                                 0-30 DAYS        31-60 DAYS         61-90 DAYS      91+ DAYS           TOTAL
                                                 ---------        ----------         ----------      --------           -----
TAXES PAYABLE

FEDERAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employee                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        FICA - Employer                                                                                                     $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (FUTA)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL FEDERAL TAXES                                     $0                $0                $0            $0                $0
                                                -----------      ------------      ------------     ---------       -----------
STATE AND LOCAL
        Income Tax Withholding                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Unemployment (UT)                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Disability Insurance (DI)                                                                                           $0
                                                -----------      ------------      ------------     ---------       -----------
        Empl. Training Tax (ETT)                                                                                            $0
                                                -----------      ------------      ------------     ---------       -----------
        Sales                                                                                                               $0
                                                -----------      ------------      ------------     ---------       -----------
        Excise                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Real property                                                                                                       $0
                                                -----------      ------------      ------------     ---------       -----------
        Personal property                                                                                                   $0
                                                -----------      ------------      ------------     ---------       -----------
        Income                                                                                                              $0
                                                -----------      ------------      ------------     ---------       -----------
        Other (Attach List)                                                                                                 $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL STATE & LOCAL TAXES                               $0                $0                $0            $0                $0
                                                -----------      ------------      ------------     ---------       -----------
TOTAL TAXES                                             $0                $0                $0            $0                $0
                                                ===========      ============      ============     =========       ===========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                    CLAIMED           ALLOWED
-------------------------------------------                    AMOUNT            AMOUNT (b)
                                                              ----------        -----------
        Secured claims  (a)                                            $0              $0
                                                              ------------       ---------
        Priority claims other than taxes                               $0              $0
                                                              ------------       ---------
        Priority tax claims                                            $0              $0
                                                              ------------       ---------
        General unsecured claims                                       $0              $0
                                                              -----------       ----------

(a)    List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                           ACCOUNT 1           ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                           ---------           ---------         ---------        ---------
Bank
                        -----------------  -----------------  ----------------  --------------
Account Type
                        -----------------  -----------------  ----------------  --------------
Account No.
                        -----------------  -----------------  ----------------  --------------
Account Purpose
                        -----------------  -----------------  ----------------  --------------
Balance, End of Month
                        -----------------  -----------------  ----------------  --------------
Total Funds on Hand
  for all Accounts                   $0
                        ================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                                                  Revised 1/1/98

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              --------------

                                                                                                Actual               Cumulative
                                                                                            Current Month          (Case to Date)
                                                                                            -------------          --------------
     CASH RECEIPTS
1      Rent/Leases Collected
                                                                                            --------------         --------------
2      Cash Received from Sales
                                                                                            --------------         --------------
3      Interest Received
                                                                                            --------------         --------------
4      Borrowings
                                                                                            --------------         --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                                            --------------         --------------
6      Capital Contributions

7      ----------------------------------------------------------------------------         --------------         --------------

8      ---------------------------------------------------------------------                --------------         --------------

9      ---------------------------------------------------------------------                --------------         --------------

10     ---------------------------------------------------------------------                --------------         --------------

11     ---------------------------------------------------------------------                --------------         --------------

12      TOTAL CASH RECEIPTS                                                                            $0                     $0
                                                                                            --------------         --------------
     CASH DISBURSEMENTS
13     Payments for Inventory
                                                                                            --------------         --------------
14     Selling
                                                                                            --------------         --------------
15     Administrative
                                                                                            --------------         --------------
16     Capital Expenditures
                                                                                            --------------         --------------
17     Principal Payments on Debt
                                                                                            --------------         --------------
18     Interest Paid
                                                                                            --------------         --------------
       Rent/Lease:
19             Personal Property
                                                                                            --------------         --------------
20             Real Property
                                                                                            --------------         --------------
       Amount Paid to Owner(s)/Officer(s)
21             Salaries
                                                                                            --------------         --------------
22             Draws
                                                                                            --------------         --------------
23             Commissions/Royalties
                                                                                            --------------         --------------
24             Expense Reimbursements
                                                                                            --------------         --------------
25             Other
                                                                                            --------------         --------------
26     Salaries/Commissions (less employee withholding)
                                                                                            --------------         --------------
27     Management Fees
                                                                                            --------------         --------------
       Taxes:
28             Employee Withholding
                                                                                            --------------         --------------
29             Employer Payroll Taxes
                                                                                            --------------         --------------
30             Real Property Taxes
                                                                                            --------------         --------------
31             Other Taxes
                                                                                            --------------         --------------
32     Other Cash Outflows:

33             -------------------------------------------------------------                --------------         --------------

34             -------------------------------------------------------------                --------------         --------------

35             -------------------------------------------------------------                --------------         --------------

36             -------------------------------------------------------------                --------------         --------------

37             -------------------------------------------------------------                --------------         --------------

                                                                                            --------------         --------------
38             TOTAL CASH DISBURSEMENTS:                                                               $0                     $0
                                                                                            --------------         --------------
39   NET INCREASE (DECREASE) IN CASH                                                                   $0                     $0
                                                                                            --------------         --------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                            --------------         --------------
41   CASH BALANCE, END OF PERIOD                                                                       $0                     $0
                                                                                            ==============         ==============

                                                                  Revised 1/1/98

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02
                                              -------------

                                                                                                       ACTUAL          CUMULATIVE
                                                                                                    CURRENT MONTH    (CASE TO DATE)
                                                                                                   ---------------   --------------
      CASH FLOWS FROM OPERATING ACTIVITIES

1           Cash Received from Sales
                                                                                                    --------------   -------------
2           Rent/Leases Collected
                                                                                                    --------------   -------------
3           Interest Received
                                                                                                    --------------   -------------
4           Cash Paid to Suppliers
                                                                                                    --------------   -------------
5           Cash Paid for Selling Expenses
                                                                                                    --------------   -------------
6           Cash Paid for Administrative Expenses
                                                                                                    --------------   -------------
            Cash Paid for Rents/Leases:
7               Personal Property
                                                                                                    --------------   -------------
8               Real Property
                                                                                                    --------------   -------------
9           Cash Paid for Interest
                                                                                                    --------------   -------------
10          Cash Paid for Net Payroll and Benefits
                                                                                                    --------------   -------------
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
                                                                                                    --------------   -------------
12              Draws
                                                                                                    --------------   -------------
13              Commissions/Royalties
                                                                                                    --------------   -------------
14              Expense Reimbursements
                                                                                                    --------------   -------------
15              Other
                                                                                                    --------------   -------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax
                                                                                                    --------------   -------------
17              Employee Withholdings
                                                                                                    --------------   -------------
18              Real Property Taxes
                                                                                                    --------------   -------------
19              Other Taxes
                                                                                                    --------------   -------------

20          Cash Paid for General Expenses                                                          --------------   -------------

21          ------------------------------------------------------------------------------------    --------------   -------------

22          ------------------------------------------------------------------------------------    --------------   -------------

23          ------------------------------------------------------------------------------------    --------------   -------------

24          ------------------------------------------------------------------------------------    --------------   -------------

25          ------------------------------------------------------------------------------------    --------------   -------------

26          ------------------------------------------------------------------------------------    --------------   -------------

27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                   $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                                    --------------   -------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                                    --------------   -------------
30          U.S. Trustee Quarterly Fees
                                                                                                    --------------   -------------
31
            ------------------------------------------------------------------------------------    --------------   -------------

32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                               $0               $0
                                                                                                    --------------   -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures
                                                                                                    --------------   -------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                                    --------------   -------------

36          ------------------------------------------------------------------------------------    --------------   -------------

37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                               $0               $0
                                                                                                    --------------   -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
                                                                                                    --------------   -------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                                    --------------   -------------
40          Capital Contributions
                                                                                                    --------------   -------------
41          Principal Payments
                                                                                                    --------------   -------------

42          ------------------------------------------------------------------------------------    --------------   -------------

43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                               $0              $0
                                                                                                    --------------   -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                    --------------   -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                                                    --------------   -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                    ==============   =============


                                                                  Revised 1/1/98